UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

May 7, 2014

Date of Report

(Date of earliest event reported)

AIR LEASE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35121	27-1840403
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Avenue of the Stars, Suite 1000N Los Angeles, California	90067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 553-0555

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.     Submission of Matters to a Vote of Security Holders.

The following proposals were submitted to Air Lease Corporation’s (the “Company’s”) stockholders at the 2014 Annual Meeting of Stockholders held on May 7, 2014:

1)             The election of eight directors to hold office until the next annual meeting of stockholders or until their respective successors have been duly elected and qualified.

2)             The ratification of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2014.

3)             The approval of the Air Lease Corporation 2014 Equity Incentive Plan.

4)   The advisory approval of named executive officer compensation.

Holders of our Class A Common Stock are entitled to one vote per share on all matters submitted to a vote of stockholders. The number of votes cast for and against, and the number of abstentions and broker non-votes with respect to, each matter are set forth below:

Election of Directors

Director Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Matthew J. Hart	79,935,167	215,364	246,901	11,610,597
Cheryl Gordon Krongard	79,696,323	453,031	248,078	11,610,597
Marshall O. Larsen	79,922,119	228,508	246,805	11,610,597
Robert A. Milton	79,165,754	984,277	247,401	11,610,597
John L. Plueger	80,016,157	134,321	246,954	11,610,597
Ian M. Saines	77,422,485	2,723,817	251,130	11,610,597
Dr. Ronald D. Sugar	78,285,022	1,866,196	246,214	11,610,597
Steven F. Udvar-Házy	78,106,665	1,559,297	731,470	11,610,597

The eight nominees were elected to the Board of Directors and will serve as directors until our next annual meeting or until their respective successors are elected and qualified.

Ratification of KPMG LLP as Air Lease Corporation’s Independent Registered Public Accounting Firm

The results of the voting were 91,555,693 for, 195,023 against and 257,313 abstentions. There were no broker non-votes on this matter.  The appointment of KPMG LLP was ratified.

Approval of the Air Lease Corporation 2014 Equity Incentive Plan

The results of the voting were 67,105,696 for, 10,756,296 against, 2,535,440 abstentions and 11,610,597 broker non-votes.  The Air Lease Corporation 2014 Equity Incentive Plan was approved.

Advisory Approval of Named Executive Officer Compensation

The results of the voting were 57,376,732 for, 22,740,716 against, 279,984 abstentions and 11,610,597 broker non-votes.  The named executive officer compensation was approved on an advisory basis.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AIR LEASE CORPORATION
Date: May 9, 2014	/s/ Carol H. Forsyte
Carol H. Forsyte
Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer